© 2021 Envestnet, Inc. All rights reserved. 2Q 2021 Earnings Supplemental Presentation August 5, 2021

2 Safe Harbor Disclosure This presentation contains forward-looking statements. These forward-looking statements include, in particular, statements about our plans, strategies and prospects. These statements are based on our current expectations and projections about future events. The words or or the negative of those terms or other similar expressions are intended to identify forward- looking statements and information. You are cautioned not to place undue reliance on these forward- looking statements, which speak only as of their dates. These forward-looking statements are based on assumptions and estimates by our management that, although we believe to be reasonable, are inherently uncertain and subject to risks and uncertainties that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements. These risks and uncertainties include those described in our filings with the SEC. In light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not in fact occur. We undertake no obligation to update or revise any forward-looking statement after the date of this presentation as a result of new information, future events or otherwise, except as required by law. We qualify all of our forward-looking statements by these cautionary statements.

3 Non-GAAP Disclosure Statement This presentation contains certain non-GAAP financial measures, including net and net income per . excludes the effect of purchase accounting on the fair value of acquired deferred revenue. Under GAAP, we record at fair value the acquired deferred revenue for contracts in effect at the time the entities were acquired. Consequently, revenue related to acquired entities for periods subsequent to the acquisition does not reflect the full amount of revenue that would have been recorded by these entities had they remained stand-alone entities. Adjusted revenues has limitations as a financial measure, should be considered as supplemental in nature and is not meant as a substitute for revenue prepared in accordance with GAAP. represents net income (loss) before deferred revenue fair value adjustment, interest income, interest expense, accretion on contingent consideration and purchase liability, income tax provision (benefit), depreciation and amortization, non-cash compensation expense, restructuring charges and transaction costs, severance, fair market value adjustment on contingent consideration liability, litigation and regulatory related expenses, foreign currency, non-income tax expense adjustment, gain on acquisition of equity method investment, fair market value adjustment to investment in private company, loss allocation from equity method investments and (income) loss attributable to non-controlling interest. net represents net income before deferred revenue fair value adjustment, accretion on contingent consideration and purchase liability, non-cash interest expense, cash interest on our convertible notes (subsequent to the adoption of ASU 2020-06 on January 1, 2021), non-cash compensation expense, restructuring charges and transaction costs, severance, fair market value adjustment on contingent consideration liability, amortization of acquired intangibles, litigation and regulatory related expenses, foreign currency, non-income tax expense adjustment, gain on acquisition of equity method investment, fair market value adjustment to investment in private company, loss allocation from equity method investments and (income) loss attributable to non-controlling interest. Reconciling items are presented gross of tax, and a normalized tax rate is applied to the total of all reconciling items to arrive at adjusted net income. The normalized tax rate is based solely on the estimated blended statutory income tax rates in the jurisdictions in which we operate. We monitor the normalized tax rate based on events or trends that could materially impact the rate, including tax legislation changes and changes in the geographic mix of our operations. net income per diluted represents adjusted net income attributable to common stockholders divided by the diluted number of weighted-average shares outstanding. Beginning January 1, 2021, the dilutive effect of our Convertible Notes are calculated using the if-converted method in accordance with the adoption of ASU 2020- 06. As a result, 9.9 million potential shares to be issued in connection with our Convertible Notes are considered to be dilutive for purposes of the adjusted net income per diluted share calculation beginning January 1, 2021. This information is not calculated in accordance with GAAP and may be calculated differently than similar non-GAAP information for other companies. Quantitative reconciliations of our non-GAAP financial information to the most directly comparable GAAP information appear in the appendix of this presentation. Reconciliations are not provided for guidance on such measures as the Company is unable to predict the amounts to be adjusted, such as the GAAP tax provision. The Non-GAAP Financial Measures should not be viewed as a substitute for revenues, net income (loss) or net income (loss) per share determined in accordance with GAAP.

4 Key Messages for Today Reporting strong Q2 2021 results and raising full year 2021 guidance Building the Financial Wellness Ecosystem Positioning Envestnet for accelerated revenue growth Leading industry capabilities, the right team, a winning strategy

5 Proven Record of Innovation and Growth Cloud-based TAMP Advisor-as- Portfolio- Manager UMA Tamarac RIA solution Advice-Centric platform Yodlee Data & Analytics Financial Planning TAMP Integrated Wealth Platform Financial Wellness Ecosystem Fully mobile WM platform Credit Exchange Advisor Services Exchange Trust Services Exchange Insurance Exchange AI Recommendations Client Apps Developer Tools Health Future Offerings

6 Market and Industry Leading Footprint +17,000 data sources +500 million linked consumer accounts ~30 million Users** +625 FinTech Companies ~108,000 advisors ~$5.2 trillion in assets +14 million investor accounts 17 of 20 of the largest U.S. Banks 46 of 50 of the largest wealth management and brokerage firms +500 of the largest Registered Investment Advisers *Metrics as of June 30, 2021 **Paid subscribers

7 Investing in Ecosystem as We Pursue $40 Billion Market Opportunity Managed Investments, Impact, Risk, Tax Overlay and Banking Services Credit, Insurance, Trust Services and Healthcare Exchanges Next Gen Client and Advisor Portals, Reporting Media, Education Account Opening, Trading, Rebalancing, Billing Next Best Action, Should I spend?, Should I save? Budgeting, Full Financial Plan, MoneyGuide MyBlocks, Savings, Cash flow, Estate Planning Data Aggregation, Cloud Services *represents estimated amounts from the company *

8 The Ecosystem in Action: Expanding Solutions to Existing Clients UMA Tax Overlay Impact Annuities Credit Direct Indexing Financial Planning ~$5.2 trillion addressable market and growing already on our platform ~$500 million revenue upsell opportunity from existing advisor base Existing Client Relationships Trust ecosystem allows the advisors to deliver expanded solutions to their clients Financial Planning provides the client roadmap Expanding solutions to captive addressable market drives growth for ENV Recommendation Engine identifies and prioritizes the opportunity based on client needs Advisors execute on unified platform Specialist desk + digital marketing supports advisor engagement 1 2 3 4 5

9 Impact Portfolios Overlay Solutions Direct Indexing Advisor Usage +44% +46% +45% Accounts +74% +40% +40% Assets +107% +67% +65% Expansion of Asset-Based Solutions Year-over-year change comparing June 30, 2021 vs June 30, 2020

10 Accelerated Investment Dashboard Product and Engineering Approximately $20M GTM/Marketing Approximately $10M Capture more of the addressable market Modernize the digital engagement marketplace Open the platform to the ecosystem Lead Gen campaigns Specialist desk Digital Awareness/Engagement Ecosystem Partner Sales team Product/Engineering Client Support hires Client portal, unified trading and client engagement hires Data and API Portal hires

11 Data and analytics Recommendation engine Financial Planning by MoneyGuide - Leveraging the Ecosystem to Accelerate Long-Term Growth Installed base of advisors and accounts Growing the installed base Leveraging technology and data Deploying additional solutions Exchanges (insurance, credit, advisor services, trust) Investment solutions (managed accounts, overlay, direct indexing, impact) Future offerings

12 Growth of Ecosystem Metrics Ecosystem engagement metrics continue to increase 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 350 375 400 425 450 475 500 525 550 575 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 (m ill io ns ) Aggregated accounts Trading total Platform accounts Billings Quarterly Performance Reports OpEx as % of platform assets 388 32 11 3.5 2.2 500 41 14 7.8 3.0 Aggregated accounts represents customer linked bank accounts Trading total represents the amount of trades made on the Platform Platform accounts represents the amount of investment accounts utilizing our Wealth Solutions Platforms Operating Expenses as a percentage of platform assets decreases Billings represents the generation of account level fees Quarterly Performance Reports represents a template generated by Envestnet and posted to the platform Platform Assets represents the amount of assets utilizing our Wealth Solutions Platforms

13 $- $2 $4 $6 $8 $10 $12 $14 $16 0 10 20 30 40 50 60 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Th ou sa nd s Accounts per Advisor (end of period) Assets per Advisor ($M) (end of period) Adj. Revenue per Advisor (Average Period Annualized) Growth of Advisor Metrics Sustained growth in assets per advisor, accounts per advisor, and adjusted revenue per advisor* *Advisor metrics based on AUM/A advisors **From 2010-2019 $15,986 10-yr CAGR Accounts per advisor 10% Assets per advisor 13% Adj. Rev per advisor 8% Growth in assets per advisor exceeded the industry by 500bps** $6,508

14 Strong Second Quarter 2021 Results (in millions except per share amounts) 2Q21 Outlook Provided 5/6/21 2Q21 Results vs. Midpoint YoY Change (%)* Key Variance Drivers Results vs. Outlook Adjusted revenues(1) $281-$284 $288.8 +$6.3 +23% Wealth - strong asset flow driving asset- based revenue; favorable capital markets driving higher asset levels Adjusted EBITDA(1) $60-$62 $71.1 +$10.1 +27% Stronger Adjusted Revenues along with lower than expected operating expenses Adjusted net income per diluted share(1) $0.53 - $0.55 $0.67 +$0.13 +14% Favorability in Adjusted EBITDA *YoY change represents 2Q21 results vs. 2Q20 results. (1) Non-GAAP financial measure. Please see appendix for reconciliations to the most directly comparable GAAP information.

15 Raising 2021 Full Year Outlook for the 2nd Time This Year (1) Non-GAAP financial measure. Please see appendix for reconciliations to the most directly comparable GAAP information. Key Components (in millions except adjusted EPS and tax rate) Initial FY21 Guidance (2/25/21) May FY21 Guidance Update (5/6/21) August FY21 Guidance Update (8/5/21) August Update midpoint vs. initial midpoint Updated increase (decrease) vs. initial midpoint Primary Variance Drivers of August Update vs. Initial Guidance Adjusted revenues(1) $1,105 - $1,120 $1,138 - $1,148 $1,169 - $1,174 +$59 +5% Strong market tailwinds in Wealth Data & Analytics should accelerate modestly in 2H Adjusted EBITDA(1) $225 - $235 $230 - $236 $253 - $257 +$25 +11% 1H market impact on asset-based revenues Lower than expected operating expenses & G&A in 1H Adjusted net income per diluted share(1) $1.95 $2.08 $2.03 - $2.10 $2.30 - $2.35 +$0.31 +15% Stronger than expected revenues and lower than expected operating expenses Normalized effective tax rate 25.5% 25.5% 25.5% unchanged n/a Unchanged Diluted shares outstanding 65.9 65.6 65.6 (0.3) (0.5%)

16 Capital Position as of June 30, 2021 Cash and Cash Equivalents $370M Annual cash interest expense ~$11.2M(1) Debt Outstanding on Revolving Line of Credit ($500M) $0M Revolving Line of Credit LIBOR + spread(2) Convertible Debt Maturing 2023 $345M Convertible Debt 2023 1.75% coupon Convertible Debt Maturing 2025 $517.5M Convertible Debt 2025 0.75% coupon Net Leverage Ratio 1.8x Strong Balance Sheet and Liquidity (1) Estimated run rate as of 06/30/21. Includes convertible note coupon payments and undrawn fees on revolving line of credit. (2) LIBOR plus 275 basis points on drawn amounts, if any, based on current leverage ratio.

Appendix

18 Outlook Table (a) The Company does not forecast net income and net income per diluted share due to the unpredictable nature of various items adjusted for non-GAAP disclosure purposes, including the periodic GAAP income tax provision. (1) Non-GAAP financial measure. Please see appendix for reconciliations to the most directly comparable GAAP information. The Company provided the following outlook for the third quarter ending September 30, 2021 and full year ending December 31, 2021. This outlook is based on the market value of assets on June 30, 2021. We caution that we cannot predict the market value of our assets on any future date. See slide 2 for more information. In Millions Except Adjusted EPS 3Q 2021 FY 2021 GAAP: Revenues: Asset-based $ 181.0 - $ 182.0 Subscription-based 113.0 - 114.0 Total recurring revenues $ 294.0 - $ 296.0 Professional services and other revenues 4.0 - 4.5 Total revenues $ 298.0 - $ 300.5 $ 1,168.0 - $ 1,174.0 Asset-based cost of revenues $ 101.2 - $ 101.7 - Total cost of revenues $ 109.5 - $ 110.0 Net income (a) - (a) (a) - (a) Diluted shares outstanding 65.6 65.6 Net income per diluted share (a) - (a) (a) - (a) Non-GAAP: Adjusted revenues (1): Asset-based $ 181.0 - $ 182.0 Subscription-based 113.0 - 114.0 Total recurring revenues $ 294.0 - $ 296.0 Professional services and other revenues 4.0 - 4.5 Total revenues $ 298.0 - $ 300.5 $ 1,169.0 - $ 1,174.0 Adjusted EBITDA(1) $ 61.0 - $ 63.0 $ 253.0 - $ 257.0 Adjusted net income per diluted share(1) $ 0.58 $ 2.30 - $ 2.35

19 Reconciliation of Non-GAAP Financial Measures Three Months Ended June 30, (in thousands) (unaudited) 2021 2020 Total revenues $ 288,738 $ 235,313 Deferred revenue fair value adjustment 80 77 Adjusted revenues $ 288,818 $ 235,390 Net income (loss) $ (8,369) $ (5,471) Add (deduct): Deferred revenue fair value adjustment 80 77 Interest income (197) (197) Interest expense 4,225 6,634 Accretion on contingent consideration and purchase liability 187 311 Income tax provision (benefit) 15,516 1,306 Depreciation and amortization 30,010 28,443 Non-cash compensation expense 17,285 13,875 Restructuring charges and transaction costs 5,028 6,648 Severance 5,377 1,869 Fair market value adjustment on contingent consideration liability (1,982) Non-recurring litigation and regulatory related expenses 1,938 3,517 Foreign currency (138) 463 Non-income tax expense adjustment 295 (642) Non-recurring gain Fair market value adjustment to investment in private company (758) Loss allocation from equity method investments 757 1,256 Income attributable to non-controlling interest (175) (299) Adjusted EBITDA $ 71,061 $ 55,808 Six Months Ended June 30, 2021 2020 $ 563,843 $ 481,852 160 516 $ 564,003 $ 482,368 $ 6,566 $ (12,661) 160 516 (367) (588) 8,440 13,768 575 910 9,928 (658) 58,402 56,126 31,422 27,345 7,812 9,468 10,291 15,851 (140) (1,982) 3,647 4,220 13 (31) (271) (454) (4,230) (758) 4,045 3,286 (440) (500) $ 139,325 $ 110,386

20 Reconciliation of Non-GAAP Financial Measures Three Months Ended June 30, (in thousands, except share and per share information) (unaudited) 2021 2020 Net income (loss) $ (8,369) $ (5,471) Income tax provision (benefit) 15,516 1,306 Income (loss) before income tax provision (benefit) 7,147 (4,165) Add (deduct): Deferred revenue fair value adjustment 80 77 Accretion on contingent consideration and purchase liability 187 311 Non-cash interest expense 1,429 2,983 Cash interest - Convertible Notes 2,480 Non-cash compensation expense 17,285 13,875 Restructuring charges and transaction costs 5,028 6,648 Severance 5,377 1,869 Fair market value adjustment on contingent consideration liability (1,982) Amortization of acquired intangibles 17,502 18,746 Non-recurring litigation and regulatory related expenses 1,938 3,517 Foreign currency (138) 463 Non-income tax expense adjustment 295 (642) Non-recurring gain Fair market value adjustment to investment in private company (758) Loss allocation from equity method investments 757 1,256 Income attributable to non-controlling interest (175) (299) Adjusted net income before income tax effect 58,434 42,657 Income tax effect (14,901) (10,884) Adjusted net income $ 43,533 $ 31,773 Basic number of weighted-average shares outstanding 54,440,388 53,562,850 Effect of dilutive shares: Options to purchase common stock 198,277 374,070 . Unvested restricted stock units 435,023 322,140 . Convertible notes 9,898,549 . Warrants 53,648 . Diluted number of weighted-average shares outstanding 65,025,885 54,259,060 Adjusted net income per share - diluted $ 0.67 $ 0.59 Six Months Ended June 30, 2021 2020 $ 6,566 $ (12,661) 9,928 (658) 16,494 (13,319) 160 516 575 910 2,852 5,945 4,960 31,422 27,345 7,812 9,468 10,291 15,851 (140) (1,982) 33,980 37,504 3,647 4,220 13 (31) (271) (454) (4,230) (758) 4,045 3,286 (440) (500) 114,642 84,529 (29,234) (21,554) $ 85,408 $ 62,975 54,325,353 53,288,741 210,381 519,886 . 536,186 475,990 . 9,898,549 11,719 . 65,026 22,714 . 65,035,495 54,319,050 $ 1.31 $ 1.16

21 Reconciliation of Non-GAAP Financial Measures 21 Note: Numbers may not sum due to rounding. Year Ended December 31, (in millions) (unaudited) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net income (loss) (0.63) 7.61 0.47 3.66 13.98 4.44 (55.57) (3.28) 4.01 (17.20) (2.64) Accretion on contingent consideration and purchase liability - - - - - 0.89 0.15 0.51 0.22 1.77 1.69 Bad debt expense 2.67 - - - - - - - - - - Contract settlement charges - 1.18 - - - - - - - - - Customer inducement costs 3.24 4.57 - - - - - - - - - Deferred revenue fair value adjustment - - 1.25 0.16 - 0.32 1.27 0.13 0.12 9.27 0.69 Depreciation and amortization 5.70 6.38 12.40 15.33 18.65 27.96 64.00 62.82 77.63 101.27 113.66 Fair market value adjustment on contingent consideration liability - - - 0.50 (1.43) (4.15) 1.59 - - (8.13) (3.11) Foreign currency - - - - - - (0.72) 0.49 (0.59) (0.07) 0.12 Impairment of customer inducement assets - 0.17 - - - - - - - - - Impairment of equity method investment - - - - - - 0.73 - - - - Imputed interest expense on contingent consideration - - - 0.79 1.47 - - - - - - Income tax provision (benefit) 1.53 2.98 2.60 2.05 8.53 4.55 15.08 1.59 (13.17) (30.89) (5.40) Interest expense 0.56 0.79 - - 0.63 10.27 16.60 16.35 25.20 32.52 31.50 Interest income (0.15) (0.08) (0.03) (0.02) (0.14) (0.34) (0.04) (0.20) (2.36) (3.35) (1.11) Litigation related expense 1.93 0.13 0.27 0.01 0.02 0.07 5.59 1.03 - 2.88 7.83 Loss allocation from equity method investment - - - - - - 1.42 1.47 1.15 2.36 5.40 Loss attributable to non-controlling interest - - - - 1.23 1.64 1.08 0.32 1.79 0.11 (1.83) Non-cash compensation expense 1.73 3.06 4.04 8.92 11.42 15.16 33.28 31.33 40.25 60.44 57.11 Non-income tax expense adjustment - - - - - - 6.23 0.35 (0.59) 0.37 0.42 Other - (1.10) - - (1.83) 0.07 (1.38) - - - - Re-audit related expenses - - - 3.11 - - - - - - - Restructuring charges and transaction costs 0.86 1.05 2.72 3.30 2.67 13.50 5.78 13.67 15.58 26.56 19.38 Severance 0.67 0.70 0.28 0.79 0.74 1.70 4.34 2.32 8.32 15.37 25.11 Gain on acquisition of equity method investment - - - - - - - - - - (4.23) Gain on sale of interest in private company - - - - - - - - - - (1.65) Adjusted EBITDA 18.11 27.44 23.99 38.59 55.94 76.07 99.44 128.89 157.55 193.29 242.94